UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 19, 2005

THE BISYS GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-31254	13-3532663

(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

90 Park Avenue, New York, New York		10016

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code	212-907-6000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

     On April 19, 2005, The BISYS Group, Inc. issued a press release providing an update on the status of investigations by the Securities and Exchange Commission with respect to the Company’s mutual fund business and the Company’s prior period financial results. The press release is filed herewith as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibit 99.1 Press release of The BISYS Group, Inc. issued on April 19, 2005

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE BISYS GROUP, INC.
Date: April 19, 2005	By:	/s/Edward S. Forman
Edward S. Forman
Senior Vice President

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION
99.1	Press release issued on April 19, 2005 by The BISYS Group, Inc.